UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

_____________

Filed by the Registrant:

X

Filed by a Party other than the Registrant:

_

Check the appropriate box:

ð	Preliminary Proxy Statement

ð	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6 (e)(2))

ð	Definitive Proxy Statement
X	Definitive Additional Materials

ð	Soliciting Material Pursuant to 240.14a-12

MONMOUTH REAL EASTATE INVESTMENT CORPORATION

(Name of Registrant as Specified in Its Charter)

_____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X	No fee required.

ð	Fee computed on table below per Exchange Act rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

ð	Fee paid previously with preliminary materials.

ð

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previouos filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or registration Statement No:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

This filing on Schedule 14A of definitive additional materials is being made to supplement the March 27, 2013 filing of the registrant’s proxy statement by attaching the form of proxy card that was not included in the March 27, 2013 filing.

MONMOUTH REAL ESTATEINVESTMENT CORPORATION

3499 ROUTE 9 NORTH, STE. 3-C, FREEHOLD,NJ 07728

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until

11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,

51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M54124-P33518

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

 The Board of Directors Recommends you vote FOR

the Nominees listed below:

		For	Withhold	For All	To Withhold authority to vote for any individual
		All	All	Except	nominee(s), mark “For All Except” and write the
					number(s) of nominee(s) on the line below.
1	Election of Directors	0	0	0	_______________________________________

Nominees:
01)	Anna T. Chew
02)	Daniel D. Cronheim
03)	Scott L. Robinson
04)	Eugene Rothenberg

The Board of Directors recommends you vote FOR the following proposal 2:

For Against Abstain

2.

Ratification of the appointment of PKF O'Connor Davies as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2013.

                                                                                                                                                                                            0    0    0

The Board of Directors recommends you vote AGAINST the following proposal 3:

3. Shareholder proposal regarding the voting standard for the election of the Company's directors, as more fully described in the accompanying proxy statement, if properly presented at the meeting.

                                                                                                                                                                                            0    0    0

NOTE: When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted (i) FOR the election of the four nominees listed above as Directors of the Company; (ii) FOR the ratification of the appointment of PKF O’Connor Davies as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013; (iii) AGAINST the Shareholder proposal regarding the voting standard for the election of the Company’s directors; and (iv) in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on

0

the back where indicated.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney,

executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership,

please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

M54124-P33518

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

Annual Meeting of Shareholders

May 2, 2013 4:00 PM

This proxy is solicited by the Board of Directors of Monmouth Real Estate Investment Corporation. The undersigned hereby constitutes and appoints Anna T. Chew, Eugene W. Landy, and Michael P. Landy, and each or any of them, as proxies of the undersigned, with full power of substitution in each or any of them to attend the Annual Meeting of Shareholders (the "Meeting") of Monmouth Real Estate Investment Corporation (the "Company"), to be held at the Company's office at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, on Thursday, May 2, 2013, at 4:00 o'clock p.m. Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

Address Changes/Comments:_________________________________
__________________________________________________________
__________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side